Exhibit 99.2

LCNB Corp. and Subsidiaries Financial Highlights (Dollars in thousands, except per share amounts) (Unaudited)
	Three Months Ended
	03-31-2024	12-31-2023	09-30-2023	06-30-2023	03-31-2023
Condensed Income Statement
Interest income	$24,758	$23,310	19,668	18,703	17,918
Interest expense	10,863	8,651	6,097	4,526	3,976
Net interest income	13,895	14,659	13,571	14,177	13,942
Provision for (recovery of) credit losses	125	2,218	(114)	30	(57)
Net interest income after provision for (recovery of) credit losses	13,770	12,441	13,685	14,147	13,999
Non-interest income	3,929	4,606	3,578	3,646	3,581
Non-interest expense	15,472	17,576	12,244	12,078	12,525
Income (loss) before income taxes	2,227	(529)	5,019	5,715	5,055
Provision for (benefit from) income taxes	312	(236)	949	1,021	898
Net income (loss)	$1,915	$(293)	$4,070	$4,694	4,157

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$776	$410	—	—	75
Tax-equivalent net interest income	$13,933	$14,703	13,617	14,223	13,989

Per Share Data
Dividends per share	$0.22	$0.22	0.21	0.21	0.21
Basic earnings (loss) per common share	$0.15	$(0.02)	0.37	0.42	0.37
Diluted earnings (loss) per common share	$0.15	$(0.02)	0.37	0.42	0.37
Book value per share	$17.67	$17.86	18.10	18.20	18.22
Tangible book value per share	$11.03	$11.16	12.72	12.81	12.86
Weighted average common shares outstanding:
Basic	13,112,302	12,378,289	11,038,720	11,056,308	11,189,170
Diluted	13,112,302	12,378,289	11,038,720	11,056,308	11,189,170
Shares outstanding at period end	13,224,276	13,173,569	11,123,382	11,116,080	11,202,063

Selected Financial Ratios
Return on average assets	0.34%	(0.05)%	0.82%	0.98%	0.88%
Return on average equity	3.28%	(0.53)%	7.92%	9.22%	8.33%
Return on average tangible common equity	4.39%	(0.72)%	11.21%	13.07%	11.85%
Dividend payout ratio	146.67%	NM	56.76%	50.00%	56.76%
Net interest margin (tax equivalent)	2.72%	2.99%	3.04%	3.28%	3.28%
Efficiency ratio (tax equivalent)	86.62%	91.02%	71.21%	67.59%	71.29%

Selected Balance Sheet Items
Cash and cash equivalents	$32,951	$39,723	43,422	26,020	31,876
Debt and equity securities	306,775	318,723	309,094	314,763	328,194

Loans:
Commercial and industrial	$122,229	$120,411	125,751	127,553	124,240
Commercial, secured by real estate	1,099,601	1,107,556	981,787	961,173	932,208
Residential real estate	398,250	459,073	313,286	312,338	303,051
Consumer	24,137	25,578	27,018	29,007	28,611
Agricultural	12,647	10,952	11,278	9,955	7,523
Other, including deposit overdrafts	73	82	80	69	62
Deferred net origination fees	(583)	(181)	(796)	(844)	(865)
Loans, gross	1,656,354	1,723,471	1,458,404	1,439,251	1,394,830
Less allowance for credit losses	10,557	10,525	7,932	7,956	7,858
Loans, net	$1,645,797	1,712,946	1,450,472	1,431,295	1,386,972

Loans held for sale	75,581	—	—	—	—

NM - Not Meaningful

	Three Months Ended
	03-31-2024	12-31-2023	09-30-2023	06-30-2023	03-31-2023
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$10,525	7,932	7,956	7,858	5,646
Cumulative change in accounting principle - ASC 326	—	—	—	—	2,196
Fair value adjustment for purchased credit deteriorated loans	—	493	—	—	—
Provision for credit losses	77	2,203	9	131	32
Losses charged off	(78)	(126)	(57)	(49)	(36)
Recoveries	33	23	24	16	20
Allowance for credit losses, end of period	$10,557	10,525	7,932	7,956	7,858

Total earning assets	$1,971,130	$2,045,382	1,787,796	1,756,157	$1,736,829
Total assets	2,283,151	2,291,592	1,981,668	1,950,763	1,924,531
Total deposits	1,858,493	1,824,389	1,616,890	1,596,709	1,603,881
Short-term borrowings	10,000	97,395	30,000	112,289	76,500
Long-term debt	162,638	113,123	112,641	18,122	18,598
Total shareholders’ equity	233,663	235,303	201,349	202,316	204,072
Equity to assets ratio	10.23%	10.27%	10.16%	10.37%	10.60%
Loans to deposits ratio	89.12%	94.47%	90.20%	90.14%	86.97%

Tangible common equity (TCE)	$145,850	$146,999	141,508	142,362	144,006
Tangible common assets (TCA)	2,195,338	2,203,288	1,921,827	1,890,809	1,864,457
TCE/TCA	6.64%	6.67%	7.36%	7.53%	7.72%

Selected Average Balance Sheet Items
Cash and cash equivalents	$51,366	$49,436	36,177	30,742	35,712
Debt and equity securities	310,771	310,274	313,669	321,537	327,123

Loans, including loans held for sale	$1,722,568	$1,622,911	1,451,153	1,405,939	1,389,385
Less allowance for credit losses on loans	10,523	8,826	7,958	7,860	7,522
Net loans	$1,712,045	1,614,085	1,443,195	1,398,079	1,381,863

Total earning assets, including loans held for sale	$2,056,656	$1,952,121	1,775,713	1,737,256	1,729,008
Total assets	2,294,766	2,182,477	1,971,269	1,927,956	1,921,742
Total deposits	1,824,546	1,759,677	1,610,508	1,604,346	1,583,857
Short-term borrowings	65,052	64,899	63,018	79,485	94,591
Long-term debt	150,177	115,907	72,550	18,514	18,983
Total shareholders’ equity	235,119	220,678	203,967	204,085	202,419
Equity to assets ratio	10.25%	10.11%	10.35%	10.59%	10.53%
Loans to deposits ratio	94.41%	92.23%	90.11%	87.63%	87.72%

Asset Quality
Net charge-offs	$45	$102	33	33	16
Other real estate owned	—	—	—	—	—

Non-accrual loans	$2,719	$80	85	451	701
Loans past due 90 days or more and still accruing	524	72	176	256	—
Total nonperforming loans	$3,243	152	261	707	701

Net charge-offs to average loans	0.01%	0.02%	0.01%	0.01%	0.00%
Allowance for credit losses on loans to total loans	0.64%	0.61%	0.54%	0.55%	0.56%
Nonperforming loans to total loans	0.20%	0.01%	0.02%	0.05%	0.05%
Nonperforming assets to total assets	0.14%	0.01%	0.01%	0.04%	0.04%

	Three Months Ended
	03-31-2024	12-31-2023	09-30-2023	06-30-2023	03-31-2023

Assets Under Management
LCNB Corp. total assets	$2,283,151	2,291,592	1,981,668	1,950,763	1,924,531
Trust and investments (fair value)	890,800	806,770	731,342	744,149	716,578
Mortgage loans serviced	386,490	391,800	146,483	143,093	142,167
Cash management	13,314	2,375	2,445	2,668	1,831
Brokerage accounts (fair value)	411,211	392,390	368,854	384,889	374,066
Total assets managed	$3,984,966	3,884,927	3,230,792	3,225,562	3,159,173

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income (loss)	$1,915	(293)	4,070	4,694	4,157
Merger expenses	775	3,914	302	415	25
Provision for credit losses on non-PCD loans	—	1,722	—	—	—
Tax effect	(90)	(1,102)	(3)	(63)	(4)
Adjusted net income	$2,600	4,241	4,369	5,046	4,178

Adjusted basic and diluted earnings per share	$0.20	$0.34	0.40	0.45	0.37
Adjusted return on average assets	0.46%	0.77%	0.88%	1.05%	0.88%
Adjusted return on average equity	4.45%	7.62%	8.50%	9.92%	8.37%

	Three Months Ended March 31,						Three Months Ended December 31,
	2024			2023			2023
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate
Loans (1)	$1,722,568	22,682	5.30%	$1,389,385	16,143	4.71%	$1,622,911	21,113	5.16%
Interest-bearing demand deposits	23,317	324	5.59%	12,500	157	5.09%	18,936	280	5.87%
Federal Reserve Bank stock	5,509	(4)	(0.29)%	4,652	—	—%	4,930	144	11.59%
Federal Home Loan Bank stock	16,239	341	8.45%	6,796	62	3.70%	12,607	273	8.59%
Investment securities:
Equity securities	4,995	40	3.22%	4,337	37	3.46%	4,415	62	5.57%
Debt securities, taxable	265,164	1,232	1.87%	286,369	1,343	1.90%	265,736	1,273	1.90%
Debt securities, non-taxable (2)	18,864	181	3.86%	24,969	223	3.62%	22,586	209	3.67%
Total earnings assets	2,056,656	24,796	4.85%	1,729,008	17,965	4.21%	1,952,121	23,354	4.75%
Non-earning assets	248,633			200,256			239,182
Allowance for credit losses	(10,523)			(7,522)			(8,826)
Total assets	$2,294,766			$1,921,742			$2,182,477

Interest-bearing demand and money market deposits	$643,199	3,917	2.45%	$505,382	1,245	1.00%	$574,349	2,710	1.87%
Savings deposits	368,049	206	0.23%	415,873	139	0.14%	402,791	323	0.32%
IRA and time certificates	370,130	4,067	4.42%	185,297	1,072	2.35%	302,434	3,321	4.36%
Short-term borrowings	65,052	935	5.78%	94,591	1,304	5.59%	64,899	918	5.61%
Long-term debt	150,177	1,738	4.65%	18,983	216	4.61%	115,907	1,379	4.72%
Total interest-bearing liabilities	1,596,607	10,863	2.74%	1,220,126	3,976	1.32%	1,460,380	8,651	2.35%
Demand deposits	443,168			477,305			480,103
Other liabilities	19,872			21,892			21,316
Equity	235,119			202,419			220,678
Total liabilities and equity	$2,294,766			$1,921,742			$2,182,477
Net interest rate spread (3)			2.11%			2.89%			2.40%
Net interest income and net interest margin on a taxable-equivalent basis (4)		13,933	2.72%		13,989	3.28%		14,703	2.99%
Ratio of interest-earning assets to interest-bearing liabilities	128.81%			141.71%			133.67%

(1)	Includes non-accrual loans and loans held for sale
(2)	Income from tax-exempt securities is included in interest income on a taxable-equivalent basis. Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.
(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Dollars in thousands)
	March 31, 2024 (Unaudited)	December 31, 2023
ASSETS:
Cash and due from banks	$24,950	36,535
Interest-bearing demand deposits	8,001	3,188
Total cash and cash equivalents	32,951	39,723
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,334	1,336
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	262,786	276,601
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $5 and $5 at March 31, 2024 and December 31, 2023, respectively	16,746	16,858
Federal Reserve Bank stock, at cost	5,774	5,086
Federal Home Loan Bank stock, at cost	16,469	15,176
Loans, net of allowance for credit losses of $10,557 and 10,525 at March 31, 2024 and December 31, 2023, respectively	1,645,797	1,712,946
Loans held for sale	75,581	—
Premises and equipment, net	36,690	36,302
Operating lease right-of-use assets	5,838	6,000
Goodwill	79,559	79,509
Core deposit and other intangibles, net	8,903	9,494
Bank-owned life insurance	50,165	49,847
Interest receivable	9,115	8,405
Other assets, net	31,777	30,643
TOTAL ASSETS	$2,283,151	2,291,592

LIABILITIES:
Deposits:
Noninterest-bearing	$435,580	462,267
Interest-bearing	1,422,913	1,362,122
Total deposits	1,858,493	1,824,389
Short-term borrowings	10,000	97,395
Long-term debt	162,638	113,123
Operating lease liabilities	6,123	6,261
Accrued interest and other liabilities	12,234	15,121
TOTAL LIABILITIES	2,049,488	2,056,289

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 16,435,659 and 16,384,952 shares at March 31, 2024 and December 31, 2023, respectively; outstanding 13,224,276 and 13,173,569 shares at March 31, 2024 and December 31, 2023, respectively	174,082	173,637
Retained earnings	139,050	140,017
Treasury shares at cost, 3,211,383 and 3,211,383 shares at March 31, 2024 and December 31, 2023, respectively	(56,015)	(56,015)
Accumulated other comprehensive loss, net of taxes	(23,454)	(22,336)
TOTAL SHAREHOLDERS' EQUITY	233,663	235,303
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,283,151	$2,291,592

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)
	Three Months Ended March 31,
	2024	2023
INTEREST INCOME:
Interest and fees on loans	$22,682	16,143
Dividends on equity securities:
With a readily determinable fair value	9	17
Without a readily determinable fair value	31	20
Interest on debt securities:
Taxable	1,232	1,343
Non-taxable	143	176
Other investments	661	219
TOTAL INTEREST INCOME	24,758	17,918

INTEREST EXPENSE:
Interest on deposits	8,190	2,456
Interest on short-term borrowings	935	1,304
Interest on long-term debt	1,738	216
TOTAL INTEREST EXPENSE	10,863	3,976
NET INTEREST INCOME	13,895	13,942

PROVISION FOR (RECOVERY OF) CREDIT LOSSES	125	(57)
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	13,770	13,999

NON-INTEREST INCOME:
Fiduciary income	1,973	1,740
Service charges and fees on deposit accounts	1,384	1,482
Net gains from sales of debt securities, available-for-sale	(214)	—
Bank-owned life insurance income	318	271
Net gains from sales of loans	522	6
Other operating income	(54)	82
TOTAL NON-INTEREST INCOME	3,929	3,581

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,554	7,349
Equipment expenses	390	361
Occupancy expense, net	1,005	963
State financial institutions tax	428	397
Marketing	174	192
Amortization of intangibles	236	111
FDIC insurance premiums, net	504	215
Contracted services	784	641
Merger-related expenses	775	25
Other non-interest expense	2,622	2,271
TOTAL NON-INTEREST EXPENSE	15,472	12,525
INCOME BEFORE INCOME TAXES	2,227	5,055
PROVISION FOR INCOME TAXES	312	898
NET INCOME	$1,915	4,157

Earnings per common share:
Basic	$0.15	0.37
Diluted	$0.15	0.37
Weighted average common shares outstanding:
Basic	13,112,302	11,189,170
Diluted	13,112,302	11,189,170